UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
     FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, TX	75039

(Address of principal executive offices)	(Zip code)
     (972) 443-6500
(Registrant’s telephone number, including area code)
     N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     As previously reported, Flowserve Corporation (the “Company”) is a defendant in a class action lawsuit filed in federal court in the Northern District of Texas (the “Court”) alleging violations of federal securities laws. By order dated November 13, 2007, the Court has ruled in favor of the Company and denied the plaintiffs’ motion to certify the case as a class action. It also granted defendants’ summary judgment on claims brought against the Company and former officers under Sections 11 and 15 of the Securities Act of 1933 and held other dispositive motions to be moot in light of the Court’s rulings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2007	FLOWSERVE COPRORATION
	By:	/s/ Tara D. Mackey
Tara D. Mackey
Vice President, Assistant Corporate Secretary and Compliance Counsel